Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on August 13, 2009

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                [    ]

                                                        Pre-Effective Amendment No.  _______

                                                                                                                                                 [ X ]

                                                        Post-Effective Amendment No. __96___

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                                                                                                Amendment No.    97_                                                      [ X ]

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

450 Wireless Blvd.

Hauppauge, NY  11788

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(631) 470-2600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

            (  )

            immediately upon filing pursuant to paragraph (b).

            (  )

            on (date) pursuant to paragraph (b).

            (  )

            60 days after filing pursuant to paragraph (a)(1).

            (  )

            on August 13, 2009 pursuant to paragraph (a)(1).

            ( X)

            75 days after filing pursuant to paragraph (a)(2).

(  )

            on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHERN LIGHTS FUND TRUST

PROSPECTUS

[_________ __], 2009

MutualHedge Event Driven Legends Fund

MutualHedge Equity Long-Short Legends Fund

MutualHedge Global Macro Legends Fund

CLASS A AND CLASS C SHARES

MHEAX
MHECX
MHLAX
MHLCX
[MH__AX]
[MH__CX]

1-888-643-3431

WWW.MUTUALHEDGE.COM

INVESTMENT ADVISER:

EQUINOX FUND MANAGEMENT, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

About This Prospectus

The MutualHedge Event Driven Legends Fund, the MutualHedge Equity Long-Short Legends Fund and the MutualHedge Global Macro Legends Fund (each, a “Fund,” and together, the “Funds”) are each a separate series of Northern Lights Fund Trust (the “Trust”), a mutual fund family that offers separate investment portfolios.   The portfolios have individual investment goals and strategies.  This prospectus gives you important information about Class A and Class C Shares of the Funds that you should know before investing.  Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about each Fund, please see:

MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PERFORMANCE INFORMATION

FUND FEES AND EXPENSES

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUND

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PERFORMANCE INFORMATION

FUND FEES AND EXPENSES

MUTUALHEDGE GLOBAL MACRO LEGENDS FUND

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PERFORMANCE INFORMATION

FUND FEES AND EXPENSES

MORE INFORMATION ABOUT FUND INVESTMENTS

INFORMATION ABOUT PORTFOLIO HOLDINGS

INVESTMENT ADVISER

PORTFOLIO MANAGER

NET ASSET VALUE

PURCHASING, SELLING AND EXCHANGING FUND SHARES

HOW TO PURCHASE SHARES

REDEMPTIONS

EXCHANGING SHARES

TRANSACTION POLICIES

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

PAYMENTS TO FINANCIAL INTERMEDIARIES

OTHER POLICIES

DIVIDENDS AND DISTRIBUTIONS

TAXES

PRIVACY POLICY

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS………

Back Cover

MutualHedge Event Driven Legends Fund
Investment Objective and Strategies	Asset Class	Role in an Investor’s Portfolio

•

Seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility similar to the historic level of volatility experienced by the S&P 500 Index.

•

Aims to provide the investment return of a portfolio of event-driven hedge funds selected by Equinox Fund Management, LLC (the “Adviser”) that are otherwise generally not available to retail investors.

•

Invests in over the counter derivative contracts to obtain indirect (derivative) exposure to the performance of a portfolio of event-driven hedge funds selected by the Adviser.

•

Alternative asset or hedge fund strategy.

•

Sub-class: event driven (hedge funds that invest in securities of companies that are contemplating material changes to their financial situation – e.g., a merger).

• Allocation to alternative assets. • Complementary role to stocks, bonds and other alternative asset sub-classes.

MutualHedge Equity Long-Short Legends Fund
Role in an Investor’s Portfolio	Investment Objective and Strategies	Asset Class
• Allocation to alternative assets. • Complementary role to stocks, bonds and other alternative asset sub-classes.

•

Seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with annualized volatility that is generally lower than that of the S&P 500 Index.

•

Aims to provide the investment return of a portfolio of equity long-short hedge funds selected by Equinox Fund Management, LLC (the “Adviser”) that are otherwise generally not available to retail investors.

•

Invests in over the counter derivative contracts to obtain indirect (derivative) exposure to the performance of a portfolio of equity long-short hedge funds selected by the Adviser.

•

Alternative asset or hedge fund strategy.

•

Sub-class: Equity long-short (hedge funds that employ long and short investment strategies applied to common stock, preferred stock, convertible securities, stock index futures and options of U.S. and foreign issuers).

MutualHedge Global Macro Legends Fund
Investment Objective and Strategies	Asset Class	Role in an Investor’s Portfolio

•

Seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index.

•

Invests in a combination of derivatives, government fixed income securities and certain other types of derivative and fixed-income investments.

•

The Fund will also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the “Subsidiary”).  The Subsidiary primarily invests in derivatives (including commodity and financial futures, commodity-linked structured notes swap contracts and investment pools) and fixed income securities that serve as collateral for its derivative positions.

	• A combination of derivatives, government securities and other fixed income securities often referred to as a "managed futures" strategy.	• Allocation to alternative assets. • Complimentary role to stocks, bonds and other alternative asset classes.

MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

Fund Investment Objective

The MutualHedge Event Driven Legends Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility similar to the historic level of volatility experienced by the S&P 500 Index.

Principal Investment Strategies

The Fund purchases privately-negotiated, over the counter derivative instruments (e.g., swap agreements) from one or more financial institutions with the aim of mirroring the returns of a group of event-driven hedge funds selected by Equinox Fund Management, LLC (“Equinox” or the “Adviser”).  The event-driven hedge funds selected by Equinox employ trading strategies intended to capture price movements in stocks and other securities of companies that are expected to be involved in corporate events.  These corporate events include mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other special situations.  Equinox determines the relative weightings of the selected hedge fund programs to establish the “Program Basket.”  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Program Basket serves as the reference asset that underlies the value of the over the counter derivative instruments purchased by the Fund.  For example, the Fund may enter into a total return swap agreement with a bank whereby (1) the bank agrees to pay the Fund, net of a bank fee, the investment return that the Fund would have received if it had invested the Fund’s assets directly in the hedge funds contained within the Program Basket, provided such return is positive, and (2) the Fund agrees to pay the bank any losses that the Fund would have suffered (plus the bank fee) if it had invested the Fund’s assets directly in the hedge funds contained within the Program Basket.  Equinox negotiates the terms of the over the counter derivative (“Program Basket Derivative”) with the financial institution counterparty on behalf of the Fund.

Program Basket Derivatives purchased by the Fund have leverage inherent in their terms.  For example, a total return swap agreement may require no payment by the Fund to enter into the agreement; however, the Fund is exposed as if it had invested all of its assets directly in the Program Basket.  Fund assets not invested in Program Basket Derivatives will be invested in U.S. Treasury Bills, short-term money market instruments, short-term debt obligations, structured notes, and shares of money market mutual funds.  The aim of such investments is to offset the fees of the Program Basket Derivatives and to serve as collateral for the Fund’s obligations under the Program Basket Derivatives.

The composition of the programs that underlie the Program Basket may differ materially over time.  The programs selected by Equinox are typically hedge funds, although the Program Basket may include other private investment vehicles such as foreign listed funds.  Periodically, Equinox will evaluate the Program Basket, including the underlying hedge fund programs, to determine whether the Program Basket composition is consistent with the Fund’s investment strategy.  On a regular basis, Equinox will examine the allocation among the components of the Program Basket and rebalance the Program Basket so that the weightings among the components will, in the opinion of Equinox, most likely achieve the investment objective of the Fund.

Equinox employs a four-step process to assemble and manage the Program Basket:

i.

Hedge Fund Research.  Equinox uses proprietary and commercial databases and analytical tools to identify hedge funds or other private investment vehicles that may be suitable for inclusion within the Program Basket.  These databases and tools are supplemented with informal investment community contacts and networks that Equinox and its personnel have developed over the past 25 years.  This research identifies potential hedge fund programs for the Program Basket.

ii.

Screening Investment Managers and Programs.  Equinox screens hedge fund managers and their event-driven investment programs using a quantitative and qualitative process.  Equinox applies a variety of analytical and statistical methods to filter its databases for potential investment mangers and their hedge funds.  These quantitative screens include risk-adjusted return analyses (e.g., Sharpe ratio), time window analyses (e.g., the percentage of profitable months), benchmark analyses (e.g., historic returns compared to a hedge fund style benchmark) and drawdown analysis (e.g., the length and depth of a program’s worst historical drawdown).  The investment managers and hedge funds passing the quantitative screens are scrutinized using numerous qualitative factors that are consistent with the Fund’s desired Program Basket characteristics.  For example, Equinox will eliminate from consideration a hedge fund if the investment manager of the hedge fund maintains custody of the hedge fund’s assets or if the investment results of the hedge fund are not reviewed and priced by an unaffiliated administrator.

iii.

Program Basket Design.  Equinox analyzes the interrelationships among the culled set of hedge funds.  The contribution of each hedge fund to various hypothetical portfolios is assessed. The aim of the process is to develop a portfolio composite that offers more consistent performance potential with less volatility than that of any individual program component.  Equinox uses quantitative techniques (e.g., attribution analysis and correlation analysis) and qualitative measures (e.g., trading styles and time horizons) to develop the Program Basket and the weightings of its component programs.

iv.

Risk Management.  To monitor the results of the Program Basket, Equinox adheres to risk management principles in an effort to control and contain the Fund's risk exposure.  To ensure that investment objectives are being achieved, Equinox reviews and analyzes its portfolio components regularly.  Equinox monitors leverage, volatility, market sector exposure, drawdowns from peak profit levels, frequency of trading activity and other parameters to measure and manage Program Basket risk.

The Fund will endeavor to invest in Program Basket Derivatives with counterparties rated “A” or higher by Moody’s, S&P or Fitch, and such counterparties shall have assets in excess of $ [ 100 ] billion.  Counterparties may be rated lower than “A;” however, all counterparties are subject to approval by the Fund’s Board of Trustees.

The Program Basket Derivatives may be structured as swap agreements, options, warrants, notes or other privately negotiated instruments that provide investment returns that are linked to the performance of the Program Basket.  The terms of each derivative contract are negotiated and agreed to with the derivative counterparty, and the Fund will receive from the counterparty the price appreciation (or pay to the counterparty the price depreciation) of the Program Basket in exchange for paying an agreed-upon premium based upon a floating interest rate.  Equinox will negotiate the terms of each Program Basket Derivative with the aim of best achieving the investment objective given market conditions at the time of contracting.

Principal Risks of Investing in the Fund

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.   Many factors affect the Fund’s performance.

Counterparty Credit Risk

When the Fund invests in Program Basket Derivatives, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Event-Driven Trading Strategy Risk

The Program Basket comprises hedge funds that make investments based on anticipated corporate events and such corporate events may be renegotiated or terminated, in which case the Fund may realize losses.  For example, one of these hedge funds might purchase shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the investment program may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Additionally, the hedge funds that underlie the Program Basket may invest in securities that the hedge fund manager perceives as being undervalued relative to other securities involved in a corporate event; however, subsequent events or information may invalidate the hedge fund manager’s assessment or the assessment might otherwise prove erroneous and result in losses to the hedge fund.

The event-driven hedge funds that form the Program Basket may frequently trade securities, which may increase brokerage commissions and other transactional costs of the underlying hedge funds.  Furthermore, sustained cyclical market declines and periods of unusual market volatility or illiquidity may make it difficult for the underlying hedge funds to produce positive trading results based upon arbitraging corporate events.   To the extent that the Program Basket is confined to hedge funds using similar trading strategies or invested in similar markets, the Fund’s exposure to those strategies and markets could be adversely affected by increased competition within those strategies or markets, and legislative, regulatory or other changes impacting those strategies and markets.

Equity Risk

The Program Basket comprises hedge funds that invest in equities and equity-linked securities.  Equity markets are volatile and the value of the Fund’s investment holdings may fluctuate significantly from day to day depending on the performance of the companies that issued the equities, general market and economic conditions and investor confidence.  This volatility may cause the value of an investment in the Fund to decrease.

Fixed-Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations.  When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Interest Rate / Margin Risk

The Fund may enter into Program Basket Derivatives under which the Fund agrees, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of the Program Basket assembled by Equinox.  To the extent that the Fund engages in such transactions (or other transactions that subject the Fund to payments at floating interest rates), changes in interest rates may affect the operating results of the Fund.  If interest rates increase significantly, the increased interest costs would have a negative impact on the Fund's performance, unless the Fund has successfully hedged the interest rate risk.  In addition, rising interest rates may have a negative impact on the performance of the Program Basket.  The Fund will seek to invest its collateral securing Program Basket Derivatives in income producing securities; however, such collateral investments are subject to investment restrictions, and there is no guarantee that the Fund’s investments of its collateral will produce sufficient income to fully offset its obligations to pay Program Basket Derivative counterparties a return based on a floating interest rate.  In such instances, the Fund will experience losses associated with the Program Basket Derivatives even when the value of the Program Basket does not change.

The anticipated use of margin borrowings results in certain additional risks.  For example, should the securities that are pledged to brokers (or other counterparties) as collateral for Program Basket Derivatives or other derivative or borrowing transactions decline in value, or should the collateral requirement increase due to a change in value of the underlying securities or an increase in maintenance margin requirements (i.e., a reduction in the percentage of a position that can be financed), then there could be a margin call, pursuant to which additional funds would have to be deposited as collateral, or the counterparty would effect a mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough to pay off the margin debt and this could result in mandatory liquidation of positions in a declining market at relatively low prices.  It is anticipated that Program Basket Derivatives will provide that in lieu of meeting a margin call, the Fund may sell a portion of its Program Basket exposure, which means that the Fund is effectively locking in the loss without the potential of participating in any future increase in the Program Basket.  In the event of a precipitous drop in the value of the Program Basket, the Fund could be forced to sell its entire Program Basket exposure and forfeit the entire amount of cash or liquid securities held in the Fund's collateral account.  In addition, in order to raise cash to meet redemption requests, the Fund may be forced to terminate a Program Basket Derivative or sell a portion of its exposure to reduce its margin requirements, generally at a value significantly discounted to the possible value the Fund might realize if the Program Basket Derivatives were held to expiration or sold in a more timely fashion.  Finally, assets segregated to cover Program Basket Derivatives may decline in value and are not available to meet redemptions.

Leverage/Volatility Risk

The Fund invests in Program Basket Derivatives.  Under normal circumstances, the Fund’s purchase of Program Basket Derivatives will provide the Fund with economic exposure to the hedge funds within the Program Basket as if approximately all of the Fund’s assets were invested in the Program Basket.  However, Program Basket Derivatives will normally have economic leverage inherent in their terms.  For example, if the Fund pays a swap counterparty 10% of the Fund’s assets to purchase a Program Basket Derivative that provides the Fund with economic exposure to the Program Basket as if 100% of the Fund’s assets were invested in the hedge funds that compose the Program Basket, the leverage implied by the swap’s terms would be $10.00 of Program Basket exposure for every $1.00 of swap funding.  In addition, hedge funds that compose the Program Basket may use leverage.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund would result in a loss that would be significantly greater than if leverage were not employed.  As a result, a small investment in Program Basket Derivatives likely will have a potentially large impact on the Fund’s performance; and gains or losses will be amplified, increasing the volatility of the share price of the Fund.

Limited History of Operations.

The Fund is a new mutual fund and has a limited history of operation.  In addition, the adviser has not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing a mutual fund and the adviser may not achieve its intended result in managing the Fund.  However, the Fund's portfolio manager has experience managing separate accounts.

Liquidity Risk

The Fund is subject to liquidity risk primarily due to its investments in Program Basket Derivatives.  The Fund may invest up to 15% of its net assets in illiquid securities, such as swaps, options, warrants and other derivative instruments.  Program Basket Derivatives generally are not readily marketable and, therefore, may be deemed to be illiquid.  A security is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued.  Investments in illiquid securities involve the risk that the Fund may be unable to sell the security or sell it at a reasonable price.  In addition, the Fund may be required to liquidate positions or close out Program Basket Derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in Program Basket Derivatives is also subject to the risk that the Fund may not be able to terminate the Program Basket Derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements.  As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk

Equinox's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Program Basket Risk

The Fund seeks to gain exposure to the Program Basket through Program Basket Derivatives.  The ability of Equinox to assemble the Program Basket is dependent on the availability of hedge funds (and other private investment vehicles) that can be used as suitable reference assets for the Program Basket Derivatives.  Equinox does not control the availability of hedge funds that are suitable for the Program Basket, and therefore Equinox may not be able to assemble a Program Basket that meets the Fund’s investment objective.   Once assembled, the hedge funds comprising the Program Basket may be illiquid, which may have adverse effects on amounts payable under the Program Basket Derivatives, or may have adverse effects on the timing of payments under Program Basket Derivatives, which may negatively impact the NAV of the Fund. Furthermore, the availability of counterparties willing to offer Program Basket Derivatives may become severely restricted or non-existent, which could materially increase the cost of the Program Basket Derivatives or eliminate the ability of Equinox to pursue its investment strategy on behalf of the Fund. Counterparties to Program Basket Derivatives may also have early termination rights and, in this case, Equinox may not be able to easily replicate the Program Basket through new derivatives.

The Fund’s investments in Program Basket Derivatives will be subject to the costs associated with entering into derivative transactions.  In addition, the performance of the Program Basket itself is net of any costs or fees associated with the hedge funds that compose the Program Basket.  Hedge funds are typically subject to relatively high management fees and often include performance-based fees which further reduce the potential return of any Program Basket Derivative.  These costs are in addition to the operating expenses associated with the Fund.  The combined impact of these fees will reduce Fund performance.

Short Sale Strategy Risk

The Program Basket comprises hedge funds that may sell equity securities short.  If a security sold short increases in price, the underlying hedge fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the hedge fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the investment program may be required to pay in connection with the short sale.  In addition, because losses on a short sale arise from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Performance Information

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable) [2]	1.00%	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class A Shares	Class C Shares
Investment Advisory Fees	1.45%	1.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[3]	0.45%	0.45%
Total Annual Fund Operating Expenses	2.15%	2.90%
Less Fee Waivers and Expense Reimbursements[4]	(0.20)%	(0.20)%
Net Total Annual Fund Operating Expenses	1.95%	2.70%

1

This sales charge varies depending upon how much you invest.  See “Transaction Policies.”  Purchases of $1 million or more do not pay a front-end sales charge but may pay up to a 1.0% contingent deferred sales charge if they are redeemed within 12 months of their purchase and a dealer’s commission was paid.

2

Redemption fee is assessed on redemptions of shares that have been held for less than 30 days. For more information, see “Redemption Fee.” In addition, proceeds wired to your bank account may be subject to a $15 fee.

3

Other Expenses include custodian, transfer agency, shareholder servicing, legal, audit and other direct expenses of each Fund, as well as the indirect costs of investing in other mutual funds and dividend expense on securities sold short, are based on estimated amounts for the current fiscal year.  The Adviser estimates that the cost of investing directly in acquired funds will be less than 0.01%.

4

The Adviser has contractually agreed with the Fund to waive advisory fees, and if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) to 1.95% of the average daily net assets for Class A Shares and 2.70% of the average daily net assets for Class C Shares, through November 30, 20 [__].  If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the “Total Annual Fund Operating Expenses” and 1.95% for Class A Shares and 2.70% for Class C Shares to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.  Although your actual costs and returns might be different, based on these assumptions, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Class A Shares	$762	$1,191
Class C Shares	$273	$ 879

For more information about these fees, see “Investment Adviser” and “Distribution of Fund Shares.”

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUND

Fund Investment Objective

The MutualHedge Equity Long-Short Legends Fund seeks capital appreciation in both rising and falling (bull and bear) equity markets with annualized volatility that is generally lower than the S&P 500 Index.

Principal Investment Strategies

The Fund purchases privately-negotiated, over the counter derivative instruments (e.g., swap agreements) from one or more financial institutions with the aim of mirroring the returns of a group of equity long-short hedge funds selected by Equinox Fund Management, LLC.  The hedge funds selected by Equinox employ long and short investment strategies applied to common stock, preferred stock, convertible securities, stock index futures and options of U.S. and foreign issuers.  Profits are made by a long-short hedge fund when its long positions appreciate and/or its stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  Equinox determines the relative weightings of the selected hedge fund programs to establish the “Program Basket.”  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Program Basket serves as the reference asset that underlies the value of the over the counter derivative instruments purchased by the Fund.  For example, the Fund may enter into a total return swap agreement with a bank whereby (1) the bank agrees to pay the Fund, net of a bank fee, the investment return that the Fund would have received if it had invested the Fund’s assets directly in the hedge funds contained within the Program Basket, provided such return is positive, and (2) the Fund agrees to pay the bank any losses that the Fund would have suffered (plus the bank fee) if it had invested the Fund’s assets directly in the hedge funds contained within the Program Basket.  Equinox negotiates the terms of the over the counter derivative (“Program Basket Derivative”) with the financial institution counterparty on behalf of the Fund.

Program Basket Derivatives purchased by the Fund have leverage inherent in their terms.  For example, a total return swap agreement may require no payment by the Fund to enter into the agreement; however, the Fund is exposed as if it had invested all of its assets directly in the Program Basket.  Fund assets not invested in Program Basket Derivatives will be invested in U.S. Treasury Bills, short-term money market instruments, short-term debt obligations, structured notes, and shares of money market mutual funds.  The aim of such investments is to offset the fees of the Program Basket Derivatives and to serve as collateral for the Fund’s obligations under the Program Basket Derivatives.

The composition of the programs that underlie the Program Basket may differ materially over time.  The programs selected by Equinox are typically hedge funds, although the Program Basket may include other private investment vehicles such as commodity pools that specialize in trading equity indices.  Periodically, Equinox will evaluate the Program Basket, including the underlying hedge fund programs, to determine whether the Program Basket composition is consistent with the Fund’s investment strategy.  On a regular basis, Equinox will examine the allocation among the components of the Program Basket and rebalance the Program Basket so that the weightings among the components will, in the opinion of Equinox, most likely achieve the investment objective of the Fund.

Equinox employs a four-step process to assemble and manage the Program Basket:

i.

Hedge Fund Research.  Equinox uses proprietary and commercial databases and analytical tools to identify hedge funds or other private investment vehicles that may be suitable for inclusion within the Program Basket.  These databases and tools are supplemented with informal investment community contacts and networks that Equinox and its personnel have developed over the past 25 years.  This research identifies potential hedge fund programs for the Program Basket.

ii.

Screening Investment Managers and Programs.  Equinox screens hedge fund managers and their equity long-short investment programs using a quantitative and qualitative process.  Equinox applies a variety of analytical and statistical methods to filter its databases for potential investment mangers and their hedge funds.  These quantitative screens include risk-adjusted return analyses (e.g., Sharpe ratio), time window analyses (e.g., the percentage of profitable months), benchmark analyses (e.g., historic returns compared to a hedge fund style benchmark) and drawdown analysis (e.g., the length and depth of a program’s worst historical drawdown).  The investment managers and hedge funds passing the quantitative screens are scrutinized using numerous qualitative factors that are consistent with the Fund’s desired Program Basket characteristics.  For example, Equinox will eliminate from consideration a hedge fund if the investment manager of the hedge fund maintains custody of the hedge fund’s assets or if the investment results of the hedge fund are not reviewed and priced by an unaffiliated administrator.

iii.

Program Basket Design.  Equinox analyzes the interrelationships among the culled set of hedge funds.  The contribution of each hedge fund to various hypothetical portfolios is assessed. The aim of the process is to develop a portfolio composite that offers more consistent performance potential with less volatility than that of any individual program component.  Equinox uses quantitative techniques (e.g., attribution analysis and correlation analysis) and qualitative measures (e.g., trading styles and time horizons) to develop the Program Basket and the weightings of its component programs.

iv.

Risk Management.  To monitor the results of the Program Basket, Equinox adheres to risk management principles in an effort to control and contain the Fund's risk exposure.  To ensure that investment objectives are being achieved, Equinox reviews and analyzes its portfolio components regularly.  Equinox monitors leverage, volatility, market sector exposure, drawdowns from peak profit levels, frequency of trading activity and other parameters to measure and manage Program Basket risk.

The Fund will endeavor to invest in Program Basket Derivatives with counterparties rated “A” or higher by Moody’s, S&P or Fitch, and such counterparties shall have assets in excess of $ [ 100 ] billion.  Counterparties may be rated lower than “A;” however, all counterparties are subject to approval by the Fund’s Board of Trustees.

The Program Basket Derivatives may be structured as swap agreements, options, warrants, notes or other privately negotiated instruments that provide investment returns that are linked to the performance of the Program Basket.  The terms of each derivative contract are negotiated and agreed to with the derivative counterparty, and the Fund will receive from the counterparty the price appreciation (or pay to the counterparty the price depreciation) of the Program Basket in exchange for paying an agreed-upon premium based upon a floating interest rate.  Equinox will negotiate the terms of each Program Basket Derivative with the aim of best achieving the investment objective given market conditions at the time of contracting.

Principal Risks of Investing in the Fund

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.   Many factors affect the Fund’s performance.

Counterparty Credit Risk

When the Fund invests in Program Basket Derivatives, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Equity Risk

The Program Basket comprises hedge funds that invest in equities and equity-linked securities.  Equity markets are volatile and the value of the Fund's investment holdings may fluctuate significantly from day to day depending on the performance of the companies that issued the equities, general market and economic conditions and investor confidence. This volatility may cause the value of an investment in the Fund to decrease.

Fixed-Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations.  When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Interest Rate / Margin Risk

The Fund may enter into Program Basket Derivatives under which the Fund agrees, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of the Program Basket assembled by Equinox.  To the extent that the Fund engages in such transactions (or other transactions that subject the Fund to payments at floating interest rates), changes in interest rates may affect the operating results of the Fund.  If interest rates increase significantly, the increased interest costs would have a negative impact on the Fund's performance, unless the Fund has successfully hedged the interest rate risk.  In addition, rising interest rates may have a negative impact on the performance of the Program Basket.  The Fund will seek to invest its collateral securing Program Basket Derivatives in income producing securities; however, such collateral investments are subject to investment restrictions, and there is no guarantee that the Fund’s investments of its collateral will produce sufficient income to fully offset its obligations to pay Program Basket Derivative counterparties a return based on a floating interest rate.  In such instances, the Fund will experience losses associated with the Program Basket Derivatives even when the value of the Program Basket does not change.

The anticipated use of margin borrowings results in certain additional risks.  For example, should the securities that are pledged to brokers (or other counterparties) as collateral for Program Basket Derivatives or other derivative or borrowing transactions decline in value, or should the collateral requirement increase due to a change in value of the underlying securities or an increase in maintenance margin requirements (i.e., a reduction in the percentage of a position that can be financed), then there could be a margin call, pursuant to which additional funds would have to be deposited as collateral, or the counterparty would effect a mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough to pay off the margin debt and this could result in mandatory liquidation of positions in a declining market at relatively low prices.  It is anticipated that Program Basket Derivatives will provide that in lieu of meeting a margin call, the Fund may sell a portion of its Program Basket exposure, which means that the Fund is effectively locking in the loss without the potential of participating in any future increase in the Program Basket.  In the event of a precipitous drop in the value of the Program Basket, the Fund could be forced to sell its entire Program Basket exposure and forfeit the entire amount of cash or liquid securities held in the Fund's collateral account.  In addition, in order to raise cash to meet redemption requests, the Fund may be forced to terminate a Program Basket Derivative or sell a portion of its exposure to reduce its margin requirements, generally at a value significantly discounted to the possible value the Fund might realize if the Program Basket Derivatives were held to expiration or sold in a more timely fashion.  Finally, assets segregated to cover Program Basket Derivatives may decline in value and are not available to meet redemptions.

Leverage/Volatility Risk

The Fund invests in Program Basket Derivatives.  Under normal circumstances, the Fund’s purchase of Program Basket Derivatives will provide the Fund with economic exposure to the hedge funds within the Program Basket as if approximately all of the Fund’s assets were invested in the Program Basket.  However, Program Basket Derivatives will normally have economic leverage inherent in their terms.  For example, if the Fund pays a swap counterparty 10% of the Fund’s assets to purchase a Program Basket Derivative that provides the Fund with economic exposure to the Program Basket as if 100% of the Fund’s assets were invested in the hedge funds that compose the Program Basket, the leverage implied by the swap’s terms would be $10.00 of Program Basket exposure for every $1.00 of swap funding.  In addition, hedge funds that compose the Program Basket may use leverage.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund would result in a loss that would be significantly greater than if leverage were not employed.  As a result, a small investment in Program Basket Derivatives likely will have a potentially large impact on the Fund’s performance; and gains or losses will be amplified, increasing the volatility of the share price of the Fund.

Limited History of Operations.

The Fund is a new mutual fund and has a limited history of operation.  In addition, the adviser has not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing a mutual fund and the adviser may not achieve its intended result in managing the Fund.  However, the Fund's portfolio manager has experience managing separate accounts.

Liquidity Risk

The Fund is subject to liquidity risk primarily due to its investments in Program Basket Derivatives.  The Fund may invest up to 15% of its net assets in illiquid securities, such as swaps, options, warrants and other derivative instruments.  Program Basket Derivatives generally are not readily marketable and, therefore, may be deemed to be illiquid.  A security is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued.  Investments in illiquid securities involve the risk that the Fund may be unable to sell the security or sell it at a reasonable price.  In addition, the Fund may be required to liquidate positions or close out Program Basket Derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in Program Basket Derivatives is also subject to the risk that the Fund may not be able to terminate the Program Basket Derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements.  As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Long-Short Strategy Risk

To the extent that the Program Basket is confined to hedge funds using similar long-short trading strategies or invested in similar markets, the Fund’s exposure to those strategies and markets could be adversely affected by increased competition within those strategies or markets, and legislative, regulatory or other changes impacting those strategies and markets.  The Adviser’s investment process seeks to mitigate this risk by diversifying across markets, trading styles, trading velocity and other factors.

Management Risk

Equinox's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Program Basket Risk

The Fund seeks to gain exposure to the Program Basket through Program Basket Derivatives.  The ability of Equinox to assemble the Program Basket is dependent on the availability of hedge funds (and other private investment vehicles) that can be used as suitable reference assets for the Program Basket Derivatives.  Equinox does not control the availability of hedge funds that are suitable for the Program Basket, and therefore Equinox may not be able to assemble a Program Basket that meets the Fund’s investment objective.  Once assembled, the hedge funds comprising the Program Basket may be illiquid, which may have adverse effects on amounts payable under the Program Basket Derivatives, or may have adverse effects on the timing of payments under Program Basket Derivatives, which may negatively impact the NAV of the Fund. Furthermore, the availability of counterparties willing to offer Program Basket Derivatives may become severely restricted or non-existent, which could materially increase the cost of the Program Basket Derivatives or eliminate the ability of Equinox to pursue its investment strategy on behalf of the Fund. Counterparties to Program Basket Derivatives may also have early termination rights and, in this case, Equinox may not be able to easily replicate the Program Basket through new derivatives.

The Fund’s investments in Program Basket Derivatives will be subject to the costs associated with entering into derivative transactions.  In addition, the performance of the Program Basket itself is net of any costs or fees associated with the hedge funds that compose the Program Basket.  Hedge funds are typically subject to relatively high management fees and often include performance-based fees which further reduce the potential return of any Program Basket Derivative.  These costs are in addition to the operating expenses associated with the Fund.  The combined impact of these fees will reduce Fund performance.

Short Sale Strategy Risk

The Program Basket comprises hedge funds that sell equity securities short.  If a security sold short increases in price, the underlying hedge fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the hedge fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the investment program may be required to pay in connection with the short sale.  In addition, because losses on a short sale arise from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Performance Information

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable) [2]	1.00%	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class A Shares	Class C Shares
Investment Advisory Fees	1.45%	1.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[3]	0.45%	0.45%
Total Annual Fund Operating Expenses	2.15%	2.90%
Less Fee Waivers and Expense Reimbursements[4]	(0.20%)	(0.20%)
Net Total Annual Fund Operating Expenses	1.95%	2.70%

1

This sales charge varies depending upon how much you invest.  See “Transaction Policies.” Purchases of $1 million or more do not pay a front-end sales charge but may pay up to a 1.0% contingent deferred sales charge if they are redeemed within 12 months of their purchase and a dealer’s commission was paid.

2

Redemption fee is assessed on redemptions of shares that have been held for less than 30 days. For more information, see “Redemption Fee.” In addition, proceeds wired to your bank account may be subject to a $15 fee.

3

Other Expenses include custodian, transfer agency, shareholder servicing, legal, audit and other direct expenses of each Fund, as well as the indirect costs of investing in other mutual funds and dividend expense on securities sold short are based on estimated amounts for the current fiscal year.  The Adviser estimates that the cost of investing directly in acquired funds will be less than 0.01%.

 4

The Adviser has contractually agreed with the Fund to waive advisory fees, and if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) to 1.95% of the average daily net assets for Class A Shares and 2.70% of the average daily net assets for Class C Shares through November 30, 20 [__].  If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the “Total Annual Fund Operating Expenses” and 1.95% for Class A Shares and 2.70% for Class C Shares to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.  Although your actual costs and returns might be different, based on these assumptions, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Class A Shares	$762	$1,191
Class C Shares	$273	$ 879

For more information about these fees, see “Investment Adviser” and “Distribution of Fund Shares.”

MutualHedge Global Macro Legends Fund

Fund Investment Objective

The MutualHedge Global Macro Legends Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index.  The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund pursues its investment objective by mainly investing in a combination of derivatives instruments and fixed-income securities, often referred to as a "managed futures" strategy.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

•

Derivative Instruments: A derivative is an investment whose value depends on (or is derived from) the value of an underlying tangible or intangible asset.  The Fund may invest in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives.  The Fund’s derivative investments are tied to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Fund may take long or short positions in any of the markets that it trades.

•

Fixed-Income Securities: The fixed-income securities the Fund may invest in may be of any maturity and include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, repurchase agreements, money market securities and other interest-bearing instruments and cash.  The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income.

The Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  For more information about applicable federal tax requirements, please see “Taxes.”

The Subsidiary expects to invest in the global derivatives markets through the use of one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs..  Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the global macro programs used by the Fund will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Subsidiary’s investment in a global macro program may be through investment in one or more private investment vehicles or commodity pools (“trading companies”) advised by one or more commodity trading advisors or “CTAs” registered with the U.S. Commodity Futures Trading Commission.  Equinox employs a four-step process to select global macro programs that are consistent with the Fund’s investment objective:

1.

Research.  Equinox uses proprietary and commercial databases and analytical tools to identify global macro programs that may be suitable for the Subsidiary.  These databases and tools are supplemented with informal investment community contacts and networks that Equinox and its personnel have developed over the past 25 years.  This research identifies global macro programs utilized by existing trading companies and/or CTAs.

2.

Screening Global Macro Programs.  Equinox screens existing global macro programs using a quantitative and qualitative process.  Equinox applies a variety of analytical and statistical methods to filter its databases for global macro programs of various trading companies and CTAs.  These quantitative screens include risk-adjusted return analyses (e.g., Sharpe ratio), time window analyses (e.g., the percentage of profitable months), benchmark analyses (e.g., historic returns compared to a hedge fund style benchmark) and drawdown analysis (e.g., the length and depth of a program’s worst historical drawdown).  The global macro programs that pass the initial quantitative screens are further scrutinized using numerous qualitative factors to select those global macro programs that may be suitable for the Subsidiary and consistent with the Fund’s investment objective and desired characteristics.

3.

Global Macro Portfolio Design.  Equinox analyzes the interrelationships among the selected global macro programs.  The contribution of each global macro program to various hypothetical portfolios is assessed. The aim of the process is to develop a portfolio of global macro programs that offers more consistent performance potential with less volatility than that of any individual global macro program.  Equinox uses quantitative techniques (e.g., attribution analysis and correlation analysis) and qualitative measures (e.g., trading styles and time horizons) to develop the Subsidiary’s investment strategy and the weightings of its component global macro programs.

4.

Risk Management.  To monitor the results of the Subsidiary’s investments, Equinox adheres to risk management principles in an effort to control and contain risk exposure.  To ensure that investment objectives are being achieved, Equinox reviews and analyzes the global macro programs utilized by the Fund.  Equinox monitors leverage, volatility, market sector exposure, losses from peak profit levels, frequency of trading activity and other parameters to measure and manage risk.

At the Fund’s inception, Equinox expects to invest the assets of the Subsidiary in such a manner so as to provide exposure to five global macro programs that Equinox believes to be complimentary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; (iii) sectors (currencies, interest rates, stock market indices, energy resources, metals and agricultural products); and (iv) geography (geographic spread of the instruments and markets traded).

Under normal circumstances, the Fund will invest at least 40% of its assets (excluding cash and cash equivalents) in foreign investments, including securities issued by foreign companies and derivative instruments that are economically linked to foreign countries.  In determining whether an issuer is a foreign company, the Adviser will consider various factors, including where the issuer’s principal operations are located; the country in which at least 50% of the issuer’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the issuer is legally organized.  In determining whether a derivative instrument is economically linked to foreign country, or a group of foreign countries, the Adviser will consider the nature of the underlying issuer, index, commodity or currency on which the derivative is based.  The Fund’s investment in derivative instruments is measured by the notional amount of the derivative.  This investment policy may be changed by the Fund's Board of Trustees without a shareholder vote.  The Fund has adopted a policy to give shareholders at least 60 days written notice of any change to this investment policy.

Principal Risks of Investing in the Fund

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s performance.

Counterparty Credit Risk

Over-the-counter transactions are subject to little, if any, regulation and may be subject to the risk of counterparty default. A portion of the Fund’s assets may be used to trade OTC commodity interest contracts, such as forward contracts, option contracts in foreign currencies and other commodities, or swaps or spot contracts. OTC contracts are typically traded on a principal-to-principal basis through dealer markets that are dominated by major money center and investment banks and other institutions and are essentially unregulated.  The lack of regulation in these markets could expose the Fund to significant losses in the event of trading abuses or financial failure by a counterparty.  Unlike U.S. exchange-traded futures contracts, the counterparty to these contracts is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, there will be greater counterparty credit risk in these transactions. The clearing member, clearing organization or other counterparty may not be able to meet its obligations, in which case the Fund or the Subsidiary could suffer significant losses on these contracts.

Currency Risk

The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk

The Fund will invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives.

The risks associated with the Fund’s use of futures and options contracts include:

•

The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•

Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•

Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Fixed Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other debt obligations.  When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Foreign Market Risk

A substantial portion of the trades of the global macro programs are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets.  International trading activities are subject to foreign exchange risk.

Global Macro Strategy Risk

The profitability of any global macro program depends primarily on the ability of its investment adviser and/or its CTA to predict derivative contract price movements. Price movements for commodity interests are influenced by, among other things:

•

changes in interest rates;

•

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•

weather and climate conditions;

•

natural disasters, such as hurricanes;

•

changing supply and demand relationships;

•

changes in balances of payments and trade;

•

U.S. and international rates of inflation and deflation;

•

currency devaluations and revaluations;

•

U.S. and international political and economic events; and

•

changes in philosophies and emotions of market participants.

The CTA’s trading methods may not take all of these factors into account.

In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  Furthermore, the global macro programs to which the Fund’s investments are exposed use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks.  The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.  In addition, Global Macro Programs are typically subject to relatively high management fees and often include performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments.  These costs are in addition to the operating expenses associated with the Fund.  The combined impact of these costs will reduce Fund performance.  Furthermore, performance-based fees may create an incentive for CTAs to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Investment in the Subsidiary Risk

The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Leverage/Volatility Risk

The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Funds’ trading positions suddenly turn unprofitable.

Limited History of Operations.

The Fund is a new mutual fund and has a limited history of operation.  In addition, the adviser has not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing a mutual fund and the adviser may not achieve its intended result in managing the Fund.  However, the Fund's portfolio manager has experience managing separate accounts.

Liquidity Risk

Although global macro programs will generally purchase and sell actively traded contracts, orders may not be executed at or near the desired price, particularly in thinly traded markets, in markets that lack trading liquidity, or because of applicable “daily price fluctuation limits,” “speculative position limits” or market disruptions. If market illiquidity or disruptions occur, major losses could result. Some global macro programs have encountered illiquid situations in the past and may encounter others in the future.

Management Risk

Equinox's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security, derivative, or trading program in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Short Position Strategy Risk

The Fund may take short positions, directly and indirectly through the Subsidiary, in derivatives.  If a derivative in which the Fund has a short position increases in price, the underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  In addition, because losses on a short position arise from increases in the value of the derivative, such loss is theoretically unlimited.  By contrast, the loss on a long position arises from decreases in the value of the derivative and is limited by the fact that a derivative’s value cannot drop below zero.

Performance Information

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable) [2]	1.00%	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class A Shares	Class C Shares
Investment Advisory Fees of the Fund and Subsidiary [3]	1.70%	1.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses [4]	0.25%	0.25%
Subsidiary Expenses [5]	[____]	[____]
Total Annual Fund Operating Expenses	[____]	[____]
Less Fee Waivers and Expense Reimbursements [6]	[____]	[____]
Net Total Annual Fund Operating Expenses	2.20%	2.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.  Although your actual costs and returns might be different, based on these assumptions, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Class A Shares	$[__]	$[__]
Class C Shares	$[__]	$[__]

1

This sales charge varies depending upon how much you invest.  See “Transaction Policies.”  Purchases of $1 million or more do not pay a front-end sales charge but may pay up to a 1.0% contingent deferred sales charge if they are redeemed within 12 months of their purchase and a dealer’s commission was paid.

2

Redemption fee is assessed on redemptions of shares that have been held for less than 30 days. For more information, see “Redemption Fee.” In addition, proceeds wired to your bank account may be subject to a $15 fee.

3

The Fund may invest in the Subsidiary. The Subsidiary has entered into a separate advisory agreement with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. “Investment Advisory Fees of the Fund and Subsidiary” reflects an estimate of the gross management fees to be paid to the Adviser by the Fund and the Subsidiary during the Fund’s current fiscal year.  The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.

4

Other Expenses include custodian, transfer agency, shareholder servicing, legal, audit and other direct expenses of the Fund, as well as the indirect costs of dividend expense on securities sold short, are based on estimated amounts for the current fiscal year.

5

Estimated.

6

The Adviser has contractually agreed with the Fund to waive advisory fees, and if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) to 2.20% of the average daily net assets for Class A Shares and 2.95% of the average daily net assets for Class C Shares, through November 30, 20[10].  If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the “Total Annual Fund Operating Expenses” and 2.20% for Class A Shares and 2.95% for Class C Shares to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about these fees, see “Investment Adviser” and “Distribution of Fund Shares.”

More Information About Fund Investments

The investments and strategies described in this prospectus are those that each Fund uses under normal conditions.  During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with their investment objectives.  If a Fund invests in this manner, it may not achieve its investment objective.  The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus.  In addition to the investments described in this prospectus, the Funds also may use other strategies and engage in other investment practices that are not part of their principal investment strategies.  These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

Investment in Subsidiary

The MutualHedge Global Macro Legends Fund (the "Fund") may invest up to 25% of its total assets in the Subsidiary.  It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions as well as interests in trading companies expected by the Adviser to provide similar exposure to the global derivatives market..  Please refer to the section in this prospectus titled "Investment Adviser" and to the SAI for more information about the organization and management of the Subsidiary.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement.  The Fund is relying on certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from a fund's investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M.  Please refer to the section in this Prospectus entitled "Taxes" for more information.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.

Information About Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the Statement of Additional Information.

Investment Adviser

Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Funds.   It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the SEC as an investment adviser since 2007.   The Adviser’s principal place of business is located at 1660 Lincoln Street, Suite 100, Denver, CO 80264.  The Adviser manages and supervises the investment of the Funds’ assets on a discretionary basis.  As of June 30, 2009, the Adviser had approximately $ 700 million in assets under management.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of average daily net assets for the MutualHedge Event Driven Legends Fund and the MutualHedge Long-Short Legends Fund and at an annual rate of 1.70% of average daily net assets for the MutualHedge Global Macro Legends Fund.  The Adviser has contractually agreed with the MutualHedge Event Driven Legends Fund and the MutualHedge Long-Short Legends Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to 1.95% of average daily net assets for Class A Shares and 2.70% of average daily net assets for Class C Shares of the Funds through [ November 30 ], 20[10].  The Adviser has contractually agreed with the MutualHedge Global Macro Legends Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to 2.20% of average daily net assets for Class A Shares and 2. 95% of average daily net assets for Class C Shares of the Fund through November 30, 20[10].  Fees deferred or reimbursed are subject to possible recoupment from the applicable class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Funds’ first Semi-Annual or Annual Report to Shareholders.

Portfolio Manager

Richard Bornhoft is the Chairman and Chief Investment Officer of the Adviser and is responsible for all day-to-day investment decisions for the Funds, including: (i) development of alternative asset strategies; (ii) final screening and selection of the Program Basket and other financial instruments; (iii) negotiation of the terms of each investment (including those of managed accounts and over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management.  Prior to March 2007, Mr. Bornhoft served as President and CEO of Equinox from its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and CEO of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors..  Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group.  He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry.  Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty (20) pension plans, corporations and banking institutions throughout the world.  He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer, and SectorQuant Capital Management, an equities money manager that applies the principles of behavioral finance to allocate investments across equity sectors and trading styles.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Investment in Subsidiary

The MutualHedge Global Macro Legends Fund (the "Fund") may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the Adviser a fee for its services.  The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets.  It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and Subsidiary will not be material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the Adviser, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary.  These policies and restrictions are described in detail in the Fund's SAI.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be included in the Fund’s annual and semi-annual reports.  The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

Net Asset Value

Shares of each Fund are sold at net asset value (“NAV”).  The NAV of each Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which market quotations are readily available and not subject to restrictions against resale shall be valued: at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund.  Each Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

On a daily basis, Program Basket Derivatives held by each Fund will be valued at fair value by the counterparty to the derivative based on the appreciation or depreciation of the Program Basket, which reflects the aggregate performance of the underlying managed accounts and other factors.   The Adviser is responsible for monitoring the Program Basket value based on the published NAVs of the hedge funds that compose the Program Basket and for monitoring market events that could have a significant impact on the price of any portfolio security, including any Program Basket Derivative held by a Fund.

The MutualHedge Global Macro Legends Fund may invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund.  The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business.  The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

Purchasing, Selling and Exchanging Fund Shares

Share Classes

Presently, each Fund offers two classes of shares, Class A and Class C.  Both Classes are designed for individual and retail investors.  You will need to decide on a share class to purchase before making your initial investment.  You should weigh the impact of all potential costs over the life of your investment.  Each share class is available to all investors who meet the investment minimum for the class, as described below.

How to Purchase Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

MutualHedge Event Driven Legends Fund

or

MutualHedge Equity Long-Short Legends Fund

or

MutualHedge Global Macro Legends Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

1-888-643-3431

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $2,500 and the minimum subsequent investment in Fund shares is $500.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.  The Funds reserve the right to waive or reduce the investments under certain circumstances.  The Funds may change the investment minimums at any time.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the particular Fund in which you intend to invest.  The Funds will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order.  All requests received in good order by the Funds before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

  the name of the Fund;

  the dollar amount of shares to be purchased;

  a completed purchase application or investment stub; and

  check payable to the applicable Fund.

Purchases through Brokers

You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in a Fund, please call the Funds at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account.  Please contact the Funds at 1-888-643-3431 for more information about the Funds’ Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-888-643-3431 the most current listing and appropriate disclosure documentation on how to open a retirement account.

Redemptions

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

MutualHedge Event Driven Legends Fund

or

MutualHedge Equity Long-Short Legends Fund

or

MutualHedge Global Macro Legends Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

1-888-643-3431

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-643-3431.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Early Redemption Fee

Each Fund may charge a 1.00% redemption fee on the proceeds (calculated at market value) of a redemption of its shares made within 30 days of purchase.  The redemption fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Funds.  The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. The redemption fee will not apply in the following circumstances:

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Redemptions resulting from death or disability

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Redemptions through an Automatic Transfer Plan

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Redemptions of shares purchased through an Automatic Investment Plan

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Redemptions of shares acquired through dividend reinvestment

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Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended and

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Redemptions in connection with Exchanges of Shares

Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-888-643-3431.

When Redemptions are Sent

Once a Fund receives your redemption request in “good order” (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect each Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

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The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

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The request must identify your account number;

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The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

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If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

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you wish to change the bank or brokerage account that you have designated on your account;

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you request that a redemption be mailed to an address other than that on record with a Fund;

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the proceeds of a requested redemption exceed $50,000; or

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any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

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your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Funds to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.  The Funds will not make checks payable to any person other than the shareholder of record.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Funds.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Brokers

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, a Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. ..Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Exchanging Shares

At no charge, you may exchange Class A or Class C Shares of a MutualHedge Fund for the same share class of another MutualHedge Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see "Market Timing Policies and Procedures."

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1.   You may invest all income dividends and capital gains distributions in additional shares of a Fund. This option is assigned automatically if no other choice is made.

2.   You may elect to receive income dividends and capital gains distributions in cash.

3.   You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of a Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Funds reserve the right to reinvest the distribution check in your account at a Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the Transfer Agent prior to the record date for the distribution for which a change is requested.

Householding

In an effort to decrease costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-888-643-3431 to request individual copies of these documents, or if your shares are held through a financial intermediary please contact them directly. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Transaction Policies

Buying or Selling Shares Through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers (“authorized institutions”).  When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day.  This allows these authorized institutions time to process your requests and transmit them to the Fund.  Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds’ transfer agent in accordance with the Funds’ procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.  If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

Front-End Sales Charges – Class A Shares

Class A shares of each Fund are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of a Fund, at net asset value with the following front end sales charges (“FESC”) based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

Northern Lights Distributors, LLC is the Funds’ distributor. The distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in a Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may qualify for reduced sales charges or sales charge waivers.  If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary.  To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.  This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries.  In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.  See “Reduced Sales Charges” on the following page.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

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through reinvestment of dividends and distributions;

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through an Equinox asset allocation account advised by the Adviser or one of its affiliates;

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by persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of Class A Shares”);

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by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

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by employees, and members of their immediate family, of the Adviser and its affiliates;

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by employees and retirees of the Funds’ administrator or distributor;

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by Trustees and officers of the Trust;

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by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously held with the Adviser;

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by participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor;

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by clients of registered investment advisers that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee;

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by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

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through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Funds’ distributor or otherwise, do not receive any portion of the front-end sales charge.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days.  In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge.  To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption.  In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.  Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing.  The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation.  If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Funds’ transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load.  You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount.  You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.  In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.  The Fund will only consider the value of Class A Shares sold subject to a sales charge.  As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation.  To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent.  In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter.  Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter.  The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will, upon written notification at the time purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21).  This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

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an individual, his or her spouse, or children residing in the same household;

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any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

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a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

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any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge.  Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it.  Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Distribution and Shareholder Servicing Arrangements

Distribution of Fund Shares

The Funds have adopted a distribution plan for Class A and Class C Shares that allows the Funds to pay distribution and service fees for the sale and distribution of their shares, and for services provided to shareholders.  Because these fees are paid out of the Funds’ assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Distribution fees, as a maximum annual percentage of average daily net assets, are 0.25% for Class A shares and 1.00% for Class C shares.

Shareholder Servicing Arrangements

The Funds may compensate financial intermediaries for providing a variety of services to shareholders.  “Financial intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates.  This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary.  The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.  In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account.  Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets.  The Funds do not pay these service fees on shares purchased directly.  In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus.  These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds.  A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of a Fund available to their customers or registered representatives, including providing a Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries.  To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.  For more information please see “Payments to Financial Intermediaries” under the heading “Shareholder Services” in the Funds’ Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates.  These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary.  Any such payments will not change the net asset value or price of a Fund’s shares.  Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Other Policies

Market Timing Policies and Procedures

The Funds discourage and do not accommodate market timing or other disruptive trading activities.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.  Each Fund may invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Funds’ Board has also approved the 1.00% early redemption fee on shares redeemed within 30 days of purchase.

The Funds currently commit staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy.”   If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.   Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that a shareholder may be engaged in market timing or other disruptive trading activities.  Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that the Funds will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of the Funds.  While each Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy.  However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent know to the financial intermediary, to the Funds upon request.   If the Funds or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

Dividends and Distributions

Normally, each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually.  If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.  To elect cash payment, you must notify the Fund in writing prior to the date of the distribution.  Your election will be effective for dividends and distributions paid after the Fund receives your written notice.  To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-888-643-3431 to find out when the Fund expects to make a distribution to shareholders.

The Funds may invest in complex securities and derivatives which may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each sale or exchange of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

More information about taxes is in the Statement of Additional Information.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

MUTUALHEDGE FUNDS

Investment Adviser Equinox Fund Management, LLC 1660 Lincoln Street, Suite 100 Denver, CO 80264	Transfer Agent Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Distributor Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137	Custodian Union Bank of California, National Association 350 California Street, 6th Floor San Francisco, California 94104
Legal Counsel Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089	Independent Auditors Briggs, Bunting & Dougherty, LLP Two Penn Center Plaza, Suite 820 Philadelphia, Pennsylvania 19102

More information about the Funds is available, without charge, through the following:

Statement of Additional Information ("SAI"):  The SAI includes detailed information about the Funds and the Northern Lights Fund Trust.  The SAI is on file with the SEC and is incorporated by reference into this prospectus.  This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports contain information from the Funds’ portfolio manager about investment strategies, and recent market conditions and trends and their impact on Fund performance.  The reports also contain more information about the Funds’ holdings and detailed financial information about the Funds.

To obtain a free copy of the SAI or other information about the Funds, please call 1-888-643-3431.

You may also write to:

MutualHedge Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE  68137

From the SEC:  You can also obtain the SAI, as well as other information about Northern Lights Fund Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov.  You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090).  You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549.  You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Northern Lights Fund Trust’s Investment Company Act registration number is 811-21720.

STATEMENT OF ADDITIONAL INFORMATION

MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUND
MUTUALHEDGE GLOBAL MACRO LEGENDS FUND

each, a series of NORTHERN LIGHTS FUND TRUST

_____________  ___ , 2009

Investment Adviser:

Equinox Fund Management, LLC

This Statement of Additional Information (“SAI”) is not a prospectus.  It is intended to provide additional information about the activities and operations of Northern Lights Fund Trust (the “Trust”) and the MutualHedge Event Driven Legends Fund (the “Event Driven Fund”)  the MutualHedge Equity Long-Short Legends Fund (the “Long-Short Fund”) and the MutualHedge Global Macro Legends Fund (the “Global Macro Fund”) (each, a “Fund” and together, the “Funds”), and should be read in conjunction with the Funds’ prospectus, dated _______ , 200 9 .. [ As of the date of this SAI, only shares of the Long-Short Fund are available for purchase ] ..

This SAI is incorporated by reference into the Funds’ prospectus.  The prospectus may be obtained by calling toll-free 1-888-643-3431.

TABLE OF CONTENTS

THE TRUST

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

DESCRIPTION OF PERMITTED INVESTMENTS

INVESTMENT LIMITATIONS

THE ADVISER

PORTFOLIO MANAGER

THE DISTRIBUTOR

PAYMENTS TO FINANCIAL INTERMEDIARIES

THE ADMINISTRATOR

THE TRANSFER AGENT

THE CUSTODIAN

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

LEGAL COUNSEL

TRUSTEES AND OFFICERS OF THE TRUST

PURCHASE, REDEMPTION AND PRICING OF SHARES

TAXES

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

PORTFOLIO HOLDINGS DISCLOSURE

DESCRIPTION OF SHARES

ANTI-MONEY LAUNDERING PROGRAM

LIMITATION OF TRUSTEES’ LIABILITY

CODES OF ETHICS

APPENDIX A - RATINGS

THE TRUST

The Funds are newly established, separate series of Northern Lights Fund Trust (the “Trust”), which offers other mutual fund series in addition to the Funds. The Trust is an open-end management investment company established under Delaware law as a statutory trust, and was organized on January 19, 2005 (the “Trust”).  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Trust is authorized to offer shares of each Fund in Class A Shares and Class C Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus.  The Trust reserves the right to create and issue additional series and classes of shares and may re-classify existing share classes into additional classes.  For information on shareholder servicing and distribution expenses, see the “Distributor.” The Long-Short Fund , the Event Driven Fund and the Global Macro Fund offer Class A Shares and Class C Shares; [ however, as of the date of this SAI, only shares of the Long-Short Fund are available for purchase. ]

Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (“1940 Act”), meaning it may invest in fewer companies than diversified investment companies. Each share of each Fund represents an equal proportionate interest in that Fund.  See “Description of Shares.”

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund.  Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets.

Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval.  While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

Each Fund may issue an unlimited number of shares, in classes, of beneficial interest.  All shares of each Fund have equal rights and privileges within their respective class.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote by class or without distinction as to class.  In addition, each share of a Fund is entitled to participate equally, by class, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s investment objective and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus.  For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

MutualHedge Event Driven Legends Fund. The Fund’s investment objective is to seek capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility similar to the historic level of volatility experienced by the S&P 500 Index. This investment objective is fundamental and may not be changed without the consent of shareholders.

The Fund purchases privately-negotiated, over the counter derivative instruments (e.g., swap agreements) from one or more financial institutions with the aim of mirroring the returns of a group of event-driven hedge funds selected by Equinox Fund Management, LLC (“Equinox” or the “Adviser”).  The event-driven hedge funds selected by Equinox employ trading strategies intended to capture price movements in stocks and other securities of companies that are expected to be involved in corporate events.  These corporate events include mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other special situations.  Equinox determines the relative weightings of the selected hedge fund programs to establish the “Program Basket.”

Equinox actively manages the Fund’s exposure to the Program Basket by investing a portion of the Fund’s net assets in one or more derivative instruments (which may include options, swap agreements, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the Program Basket.  The Program Basket serves as the reference asset that underlies the value of the over the counter derivative instruments purchased by the Fund.  Equinox negotiates the terms of the over the counter derivative (“Program Basket Derivative”) with the financial institution counterparty on behalf of the Fund.

The composition of the programs that underlie the Program Basket may differ materially over time.  Periodically, Equinox will evaluate the Program Basket, including the underlying hedge fund programs, to determine whether the Program Basket composition is consistent with the Fund’s investment strategy.  On a regular basis, Equinox will examine the allocation among the components of the Program Basket and rebalance the Program Basket so that the weightings among the components will, in the opinion of Equinox, most likely achieve the investment objective of the Fund.

The terms of each derivative contract are negotiated and agreed to with the derivative counterparty, and the Fund will receive from the counterparty the price appreciation or depreciation of the Program Basket in exchange for paying an agreed-upon premium based upon a floating interest rate.  Equinox will negotiate and secure terms, including inherent leverage, implied interest rates and fees, for each Program Basket Derivative with the aim of best achieving the investment objective given market conditions at the time of contracting.

The Fund shall endeavor to invest in Program Basket Derivatives with counterparties rated “A” or higher by Moody’s, S&P or Fitch, and such counterparties shall have assets in excess of $100 billion.

In order to achieve the Fund’s investment objective, swap agreements and other derivative instruments in which the Fund invests will normally involve economic leverage, which will increase the Fund’s exposure to the Program Basket to a level in excess of the actual amount invested in the Program Basket.  For example, a total return swap agreement may require no payment by the Fund to enter into the agreement; however, the Fund is exposed as if it had invested all of its assets directly in the Program Basket.  .

Fund assets not invested in Program Basket Derivatives may be invested in U.S. Treasury Bills, short-term money market instruments, short-term debt obligations, structured notes, and shares of money market mutual funds. The Fund is not by definition a “diversified fund” because it invests in a small number of issuers.

MutualHedge Equity Long-Short Legends Fund. The Fund’s investment objective is to seek capital appreciation in both rising and falling (bull and bear) equity markets with annualized volatility that is generally lower than that of the S&P 500 Index. This investment objective is fundamental and may not be changed without the consent of shareholders.

The Fund purchases privately-negotiated, over the counter derivative instruments (e.g., swap agreements) from one or more financial institutions with the aim of mirroring the returns of a group of equity long-short hedge funds selected by Equinox Fund Management, LLC (“Equinox” or the “Adviser”).  The hedge funds selected by Equinox employ long and short investment strategies applied to common stock, preferred stock, convertible securities, stock index futures and options of U.S. and foreign issuers.  Profits are made by a long-short hedge fund when its long positions appreciate and/or its stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  Equinox determines the relative weightings of the selected hedge fund programs to establish the “Program Basket.”

Equinox actively manages the Fund’s exposure to the Program Basket by investing a portion of the Fund’s net assets in one or more derivative instruments (which may include swap agreements, warrants, options, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the Program Basket.  The Program Basket serves as the reference asset that underlies the value of the over the counter derivative instruments purchased by the Fund.  Equinox negotiates the terms of the over the counter derivative (“Program Basket Derivative”) with the financial institution counterparty on behalf of the Fund.

The composition of the programs that underlie the Program Basket may differ materially over time.  Periodically, Equinox will evaluate the Program Basket, including the underlying hedge fund programs, to determine whether the Program Basket composition is consistent with the Fund’s investment strategy.  On a regular basis, Equinox will examine the allocation among the components of the Program Basket and rebalance the Program Basket so that the weightings among the components will, in the opinion of Equinox, most likely achieve the investment objective of the Fund.

The terms of each derivative contract are negotiated and agreed to with the derivative counterparty, and the Fund will receive from the counterparty the price or depreciation of the Program Basket in exchange for paying an agreed-upon premium based upon a floating interest rate.  Equinox will negotiate and secure terms, including inherent leverage, implied interest rates and fees, for each Program Basket Derivative with the aim of best achieving the investment objective given market conditions at the time of contracting.

The Fund shall endeavor to invest in Program Basket Derivatives with counterparties rated “A” or higher by Moody’s, S&P or Fitch, and such counterparties shall have assets in excess of $100 billion.

In order to achieve the Fund’s investment objective, swap agreements and other derivative instruments in which the Fund invests will normally involve economic leverage, which will increase the Fund’s exposure to the Program Basket to a level in excess of the actual amount invested in the Program Basket.  For example, a total return swap agreement may require no payment by the Fund to enter into the agreement; however, the Fund is exposed as if it had invested all of its assets directly in the Program Basket.

Fund assets not invested in Program Basket Derivatives may be invested in U.S. Treasury Bills, short-term money market instruments, short-term debt obligations, structured notes, and shares of money market mutual funds. The Fund is not by definition a “diversified fund” because it invests in a small number of issuers.

MutualHedge Global Macro Legends Fund ..   The Fund’s investment objective is to seek capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index.  The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund purchases privately-negotiated, over the counter derivative instruments (e.g., swap agreements) from one or more financial institutions with the aim of mirroring the returns of a group of equity long-short hedge funds selected by Equinox Fund Management, LLC (“Equinox” or the “Adviser”).  The hedge funds selected by Equinox employ long and short investment strategies applied to common stock, preferred stock, convertible securities, stock index futures and options of U.S. and foreign issuers.  Profits are made by a long-short hedge fund when its long positions appreciate and/or its stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  Equinox determines the relative weightings of the selected hedge fund programs to establish the “Program Basket.”

Equinox actively manages the Fund’s exposure to the Program Basket by investing a portion of the Fund’s net assets in one or more derivative instruments (which may include swap agreements, warrants, options, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the Program Basket.  The Program Basket serves as the reference asset that underlies the value of the over the counter derivative instruments purchased by the Fund.  Equinox negotiates the terms of the over the counter derivative (“Program Basket Derivative”) with the financial institution counterparty on behalf of the Fund.

The composition of the programs that underlie the Program Basket may differ materially over time.  Periodically, Equinox will evaluate the Program Basket, including the underlying hedge fund programs, to determine whether the Program Basket composition is consistent with the Fund’s investment strategy.  On a regular basis, Equinox will examine the allocation among the components of the Program Basket and rebalance the Program Basket so that the weightings among the components will, in the opinion of Equinox, most likely achieve the investment objective of the Fund.

The terms of each derivative contract are negotiated and agreed to with the derivative counterparty, and the Fund will receive from the counterparty the price or depreciation of the Program Basket in exchange for paying an agreed-upon premium based upon a floating interest rate.  Equinox will negotiate and secure terms, including inherent leverage, implied interest rates and fees, for each Program Basket Derivative with the aim of best achieving the investment objective given market conditions at the time of contracting.

The Fund shall endeavor to invest in Program Basket Derivatives with counterparties rated “A” or higher by Moody’s, S&P or Fitch, and such counterparties shall have assets in excess of $100 billion.

In order to achieve the Fund’s investment objective, swap agreements and other derivative instruments in which the Fund invests will normally involve economic leverage, which will increase the Fund’s exposure to the Program Basket to a level in excess of the actual amount invested in the Program Basket.  For example, a total return swap agreement may require no payment by the Fund to enter into the agreement; however, the Fund is exposed as if it had invested all of its assets directly in the Program Basket.

Fund assets not invested in Program Basket Derivatives may be invested in U.S. Treasury Bills, short-term money market instruments, short-term debt obligations, structured notes, and shares of money market mutual funds. The Fund is not by definition a “diversified fund” because it invests in a small number of issuers.

The Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  For more information about applicable federal tax requirements, please see “Taxes.”

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the “Additional Information About Investment Objectives and Policies” section and the associated risk factors.  The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund’s investment objective and permitted by the Fund’s stated investment policies.

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in the Funds’ prospectus, the Funds may use derivatives to gain exposure to the Program Basket and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  The Funds may also invest in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  To the extent that a Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act.  Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements, and subject to certain risks.

Types of Derivatives:

Futures - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC.  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”).  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

▪

Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

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Allowing it to expire and losing its entire premium;

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Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

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Closing it out in the secondary market at its current price.

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Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value.   If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options.  At the time of selling the call option, the Fund may cover the option by owning, among other things:

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The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

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A call option on the same security or index with the same or lesser exercise price;

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A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

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Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

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In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

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Entering into a short position in the underlying security;

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Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

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Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

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Maintaining the entire exercise price in liquid securities.

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Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

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Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

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Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

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Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

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Do not require an initial margin deposit.

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May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies - A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Swaps, Caps, Collars and Floors

Swap Agreements - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission (“SEC”). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

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Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.  The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments.  Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.  Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers.  The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement.  The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

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Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

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Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors - Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Wholly-Owned Subsidiary

The Global Macro Fund will invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, the Global Macro Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Global Macro Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Global Macro Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Global Macro Fund wholly owns and controls the Subsidiary, and the Global Macro Fund and Subsidiary are both managed by the Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Global Macro Fund or its shareholders.  The Global Macro Fund’s Board has oversight responsibility for the investment activities of the Global Macro Fund, including its investment in the Subsidiary, and the Global Macro Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Global Macro Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Global Macro Fund and the Subsidiary, respectively, are organized, could result in the inability of the Global Macro Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Global Macro Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Global Macro Fund shareholders would likely suffer decreased investment returns.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices - A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

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a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

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differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon the Program Basket or a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments precisely over time.

Lack of Liquidity - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded.  If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position.  In an illiquid market, a Fund may:

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have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

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have to purchase or sell the instrument underlying the contract;

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not be able to hedge its investments; and

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not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

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an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

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unusual or unforeseen circumstances may interrupt normal operations of an exchange;

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the facilities of the exchange may not be adequate to handle current trading volume;

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equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

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investors may lose interest in a particular derivative or category of derivatives.

Management Risk - If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives.  For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk - At times, market conditions might make it hard to value some investments.  For example, if a Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund.  If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

Margin - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

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actual and anticipated changes in interest rates;

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fiscal and monetary policies; and

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national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Exchange-Traded Funds (“ETFs”).  ETFs are investment companies or grantor trusts whose shares are bought and sold on a securities exchange.  An ETF holds a portfolio of securities designed to track a particular market segment or index.  Some examples of ETFs are SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®.  A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.  See also “Investment Company Shares” below.

Fixed Income Securities – Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s net asset value.

Investment Company Shares. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds’ expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds’ total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange.  (See “Exchange Traded Funds” above).  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.  Pursuant to an order issued by the SEC to iShares® Funds and procedures approved by the Board, each Fund may invest in iShares® Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.  iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”).  Neither BGI nor the iShares® Funds makes any representations regarding the advisability of investing in the iShares® Funds.

Money Market Securities.  Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.  Each of these money market securities are described below. For a description of ratings, see “Appendix A – Ratings” to this SAI.

U.S. Government Securities.  Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

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U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

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Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.  The Funds may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities Lending.  The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds’ Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their investment adviser or their affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees.  Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of the Funds’ investments. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities – Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration.  As consistent with each Fund’s investment objectives, the Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales – As consistent with each Fund’s investment objectives, the Funds may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short position.

INVESTMENT LIMITATIONS

Fundamental Policies

In addition to each Fund’s investment objective, the following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund’s outstanding shares.  The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.

Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

2.

Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.  These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1.

Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.  Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

2.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.

Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

4.

Purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

Except with respect to Funds’ policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Funds will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.  With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Funds will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

General. Equinox Fund Management, LLC, a Delaware limited liability company, formed in 2003 as a commodity pool operator and registered with the SEC as a registered investment adviser in 2007. The Adviser’s principal place of business is located at 1660 Lincoln Street, Suite 100, Denver, CO 80264. The Adviser is an affiliate of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutions and high net worth investors.  The Adviser manages and supervises the investment of the Funds’ assets on a discretionary basis.  As of [       ] , 2009 , the Adviser had approximately [ ____] million in assets under management.

Advisory Agreement with the Trust.  The Trust and the Adviser have entered into an investment advisory agreement with respect to the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of each Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser.  For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of the average daily net assets of each Fund.  The Funds’ Adviser has contractually agreed to reduce fees and reimburse expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) in order to keep each Fund’s actual total annual Fund operating expenses from exceeding 1.95% of average daily net assets for Class A Shares and 2.70%  of average daily net assets for Class C Shares through November 30, 2010 ..  If at any point during the three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the “Total Annual Fund Operating Expenses” and 1.95% for Class A Shares and 2.70% for Class C Shares to recapture any of its prior expense limitation reimbursements or waivers.

PORTFOLIO MANAGER

This section includes information about the Funds’ portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation.  The portfolio manager is the controlling principal of The Bornhoft Group Corporation, an owner of the Adviser.  The portfolio manager is not compensated by the Adviser for his portfolio management services other than through his indirect ownership stake in the Adviser.

Fund Shares Owned by the Portfolio Manager. The following table shows the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Funds. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range
	Equity Long-Short Legends Fund Shares*	Event Driven Legends Fund Shares*
Richard Bornhoft	[ None ]	[ None ]

*

Valuation date is _______ ___, 2009 ..

Other Accounts.  In addition to the Funds, Richard Bornhoft, the portfolio manager, is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of [       ] , 2009 ..

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	--	--	--	--
Other Pooled Investment Vehicles	--	--	--	--
Other Accounts	--	--	--	--

Conflicts of Interests.  The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as a Fund’s.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trade, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by a Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how each Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-643-3431; and will be sent within three business days of receipt of a request.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary.  It is expected that the Subsidiary will invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Northern Lights SPC, c/o Maples and Calder, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

                              Interested Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Director Since 2009

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 47	Director Since 2009

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

The Subsidiary has entered into separate contracts with the Advisor for the management of the Subsidiary's portfolio.  The Subsidiary has also entered into arrangements with Briggs, Bunting & Dougherty, LLP to serve as the Subsidiary's independent auditor, with Union Bank, National Association to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status -- Investment in Wholly- Owned Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“ FINRA ”) .. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.

Rule 12b-1 Plan and Agreement. The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Funds (the "Plan") pursuant to which each Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, each Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% of its average net assets attributable to Class A shares and 1.00% of its average net assets attributable to Class C shares.  Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of each Fund's respective Classes of shares during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making each Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of each Fund.

The Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the respective Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Dealer Reallowances.  Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 90% of the sales charge by the Distributor.  The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

Northern Lights Distributors, LLC is the Funds’ distributor. The distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in a Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

The Shareholder Services Plan.  The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”).  Under the Service Plan, service providers may perform, or may compensate other service providers for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.  Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets of the Class A Shares and Class C Shares of the Funds, respectively, subject to the arrangement for provision of shareholder and administrative services.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates.  A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE ADMINISTRATOR

The Administrator for the Funds is Gemini Fund Services, LLC, (“GFS” ) , which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Trust, GFS provides administrative services to the Funds, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Funds by GFS , each Fund pays GFS a fund administration fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.06% on the next $150 million of net assets and 0.05% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses.

FUND ACCOUNTING

  GFS , pursuant to the Fund Accounting Service Agreement, provides the Trust with accounting services, including:  (i) daily computation of each Fund’s net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of each Fund.

For the services rendered to the Funds under the Fund Accounting Service Agreement, each Fund pays GFS an annual fee of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Discounts are based on service fee minimums only. The Funds also pay GFS for any out-of-pocket expenses under the Fund Accounting Service Agreement.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with the Trust on behalf of each Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

THE CUSTODIAN

Union Bank of California, National Association, 475 Sansome Street, 15th Floor, San Francisco, California  94111, acts as custodian (the “Custodian”) of the Funds.  The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP, located at 1835 Market Street, 26th Floor , Philadelphia, Pennsylvania 19103 , serves as independent registered public accounting firm for the Funds.  Briggs, Bunting & Dougherty, LLP performs annual audits of the Funds’ financial statements and provides other audit, tax and related services for the Funds.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  Each Fund pays a compliance service fee to NLCS.

TRUSTEES AND OFFICERS OF THE TRUST

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age: 64	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)	47	AdvisorOne Fund (5 portfolios)
Anthony J. Hertl Age: 59	Trustee Since 2005	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	47	AdvisorOne Fund (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisers Trust
Gary W. Lanzen Age: 55	Trustee Since 2005	Chief Investment Officer (2006 – present), formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company)	47	AdvisorOne Fund (5 portfolios)
Mark H. Taylor Age: 45	Trustee Since 2007	Professor (John P. Begley Endowed Chair in Accounting, Creighton University since 2002)	47	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age: 56	Trustee Since 2005	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Adviser Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC; Director of Constellation Trust Company.	47	AdvisorOne Fund (5 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	President Since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 47	Secretary Since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Fund (1999 – 2003)

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 39	Treasurer Since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 50	Chief Compliance Officer Since June 2007	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*   The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.   The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held 5 meetings.

Compensation

Effective April 1, 2009, e ach Trustee who is not affiliated with the Trust or Adviser will receive quarterly fee of $ 10,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 31, 2009, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.  The table below details the amount of compensation the Trustees received from the Trust during the year ended March 31, 2009.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merrill Bryan	$30,000	None	None	$40,000
Anthony J. Hertl	$30,000	None	None	$40,000
Gary Lanzen	$30,000	None	None	$40,000
Mark H. Taylor	$30,000	None	None	$40,000
Michael Miola*	None	None	None	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

*** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31 , 2008 ..

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of [     ] , 2009 , the Trustees and officers, as a group, owned no shares of the Funds and less than 1.00% of the Fund Complex’s outstanding shares.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  As of the date of this SAI, there were [    ]  principal or control shareholders as there were [     ] shares of the Fund outstanding.

As of [       ] the following shareholders of record owned 5% or more of the outstanding shares of either Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price - As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of each Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, each Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

On a daily basis, Program Basket Derivatives held by each Fund will be valued at fair value by the counterparty to the derivative based on the appreciation or depreciation of the Program Basket, which reflects the aggregate performance of the underlying managed accounts and other factors.   The Adviser is responsible for monitoring the Program Basket value based on the published NAVs of the hedge funds that compose the Program Basket and for monitoring market events that could have a significant impact on the price of any portfolio security, including any Program Basket Derivative held by a Fund.

Otherwise, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Washington’s Birthday , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares - Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares - The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

It is currently the Trust’s policy to pay all redemptions in cash.

Use of Third-Party Independent Pricing Agents.  Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board.  The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning.  Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a RIC

Each Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code.  By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.  The Board reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (“Distribution Requirement”) and also must meet several additional requirements.  Among these requirements are the following:  (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (“90% Test”); (ii) at the end of each fiscal quarter of each Fund’s taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (“Asset Test”).

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts.  The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.  A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Shareholder Treatment

The Funds’ dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.  Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds receive income generally in the form of dividends and interest on investments.  This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you.  Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution as qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.  Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.  Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains regardless of how long a Fund’s shares have been held by the shareholder.  The Funds will report annually to their shareholders the amount of the Funds’ distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.  However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.  In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Foreign Taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.  Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders.  Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly.  The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

State Taxes. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes.  Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds.  Investment in Government National Mortgage Association (“Ginnie Mae”) or Federal National Mortgage Association (“Fannie Mae”) securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Tax Treatment of Complex Securities.  The Funds may invest in complex securities.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds’ to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds.  Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds’ ordinary income otherwise available for distribution to you.  This treatment could increase or reduce the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Commodity-linked Derivatives.  The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income after September 30, 2006.  After such time, each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income. The Funds may also gain exposure to commodities through investments in controlled foreign corporations and certain qualified publicly traded partnerships.

Special Tax Considerations.  In general, with respect to the Funds, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code.  Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment.  In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.  Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Other Tax Policies.  In certain cases, the Funds will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser may select a broker based upon brokerage or research services provided to the Adviser.  The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser under the Advisory Agreement.  Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC.  These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Portfolio Turnover.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the disclosure of each Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  A Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, each Fund will disclose its portfolio holdings in reports filed with the Securities and Exchange Commission (“SEC”) on Forms N-CSR and N-Q two months after the end of each quarter/semi-annual period.

Each Fund may choose to make its holdings available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing a Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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Union Bank of California, N. A.  Union Bank of California is the custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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Briggs, Bunting & Dougherty, LLP.  Briggs, Bunting & Dougherty, LLP is the Funds’ registered independent public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to each Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Secretary serves as its A nti- M oney L aundering compliance officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

LIMITATION OF TRUSTEES’ LIABILITY

The Trust’s Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1

This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1

Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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Leading market positions in well-established industries.

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High rates of return on funds employed.

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Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

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Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality.  They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both.  Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality.  Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

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Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation.  Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.  Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s

Bonds that are rated Aaa by Moody’s are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards.  Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.  Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation.  Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.  A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. (“Fitch”)

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate.  The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.  Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad.  The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.  Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high.  Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.  Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest.  Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

APPENDIX B – ADVISER’S PROXY VOTING POLICIES

EQUINOX FUND MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted September 2008)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Equinox Fund Management, LLC (hereinafter, “Equinox”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Equinox recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Mutual Hedge Funds and indirect exposure to underlying equity investments, we believe that it would be rare that Equinox would be in a position to cast a vote or called upon to vote a proxy.

In the event that Equinox does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Equinox will process and vote all shareholder proxies and other actions in a timely manner insofar as Equinox can determine based on the facts available to Equinox at the time of its action, in the best interests of the affected Equinox advisory client(s).  Although Equinox expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Equinox, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Equinox may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Equinox’s best judgment under the facts and circumstances presented.  Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Equinox may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Equinox.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)	By-Laws, effective as of January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Management Agreement between the Registrant, with respect to the Jacobs & Company Mutual Fund and Jacobs & Company, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund, and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(4)

Investment Advisory Agreement between the Registrant, with respect to the Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(d)(5)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(6)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to The Palantir Fund, and Palantir Capital Management, Ltd., previously filed on May 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 20, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 11, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital), previously filed on June 8, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 25, and hereby incorporated by reference.

(d)(12)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between the Registrant, with respect to AlphaStream Special Equity Fund, and AlphaStream Portfolios, Inc, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(1 5 )

Investment Advisory Agreement between the Registrant and Wayne Hummer Asset Management Company, with respect to PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 73, and hereby incorporated by reference.

(d)(1 6 )

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(1 7 )

Investment Advisory Agreement between the Registrant, with respect to EAS Genesis Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(1 8 )

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(19)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(2 0 )

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Funds, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(2 1 )

Investment Advisory Agreement between the Registrant, with respect to the Oxford Global Total Return Fund, and The Oxford Private Client Group, LLC, previously filed on July 29, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(d)(2 2 )

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(2 3 )

Investment Advisory Agreement between the Registrant, with respect to the Wade Core Destination Fund and Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(2 4 )

Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund, previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.

(d)(2 5 )

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(d)(2 6 )

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(2 7 )	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(2 8 )

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(29)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(3 0 )

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(3 1 )

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Bandon Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(3 2 )

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(3 3 )

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Schreiner Capital Management, Inc., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(3 4 )

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(3 5 )

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Long/Short Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(3 6 )

Investment Advisory Agreement between the Registrant, with respect to The Currency Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(3 7 )

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(3 8 )

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(4 0 )	Investment Sub-Advisory Agreement between Montebello Partners, LLC and Barclays Capital Fund Services-Americas, with respect to GMG Defensive Beta Fund to be filed by amendment.
(d)(4 1 )

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(4 2 )

Investment Sub-Advisory Agreement between Wayne Hummer Asset Management Company, LLC and Advanced Investment Partners, LLC, with respect to Wayne Hummer Large Cap Core Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(4 3 )

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference ..

(d)(4 4 )	Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund filed herewith ..
(d)(4 5 )	Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Fund and Rady Contrarian Fund to be filed by amendment.
(d)(4 6 )	Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Protected Equity Fund to be filed by amendment.
(d)(47)	Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Global Macro Legends Fund to be filed by amendment.
(d)(48)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) is filed herewith.

(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank of California, N.A., with respect to the MutualHedge Funds, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Jacobs & Company Mutual Fund, and Jacobs & Company was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement dated on April 15, 2005 is incorporated herein by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund, and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between the Registrant, with respect to the Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund)  and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Palantir Fund, and Palantir Capital Management, Ltd., previously filed on May 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 20, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 11, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(12)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital), previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(13)

Expense Limitation Agreement between the Registrant, with respect to the AlphaStream Special Equity Fund, and AlphaStream Portfolios, Inc. previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(h)(14)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(h)(15)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(1 6 )

Expense Limitation Agreement between the Registrant and Wayne Hummer Asset Management Company, with respect to PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(1 7 )

Advisory Fee Waiver Agreement between the Registrant and Wayne Hummer Asset Management Company, with respect to Wayne Hummer Large Cap Core Fund is previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(1 8 )

Expense Limitation Agreement between the Registrant, with respect EAS Genesis Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(2 0 )

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(2 1 )

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(2 2 )

Expense Limitation Agreement between the Registrant, with respect to the Oxford Global Total Return Fund and The Oxford Private Client Group, LLC, previously filed on July 29, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(h)(2 3 )

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(2 4 )

Expense Limitation Agreement between the Registrant, with to the Wade Core Destination Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(2 5 )

Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.

(h)(2 6 )

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(h)(2 7 )

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(2 8 )

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Long/Short Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(3 0 )

Expense Limitation Agreement between the Registrant, with respect to The Currency Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(3 1 )

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(3 2 )

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(3 3 )

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(3 4 )	Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC filed herewith ..
(h)(3 5 )	Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Fund and Rady Contrarian Fund and Rady Asset Management, LLC to be filed by amendment.
(h)(3 5 )	Expense Limitation Agreement between the Registrant, with respect to The Protected Equity Fund and Lacerte Capital Advisors, LLC to be filed by amendment.
(h)(37)	Expense Limitation Agreement between the Registrant, with respect to MutualHedge Global Macro Legends Fund and Equinox Fund Management, LLC to be filed by amendment.
(h)(38)	Interim Expense Limitation Agreement between the Registrant, with respect to Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) is filed herewith.
(i)	Consent of Counsel to be filed by amendment ..
(j)(1)	Consent of Independent Auditor to be filed amendment ..
(j)(2)

Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor, Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)	Rule 12b-1 Plan of the Jacobs & Company Mutual Fund was previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
(m)(2)

Rule 12b-1 Plan of the Adaptive Allocation Fund, previously filed on January 27, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(3)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(4)

Rule 12b-1 Plan of the Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) , previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(5)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(6)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(7)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 11, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(8)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(9)

Rule 12b-1 Plan of Investor Shares of the AlphaStream Special Equity Fund previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(11)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(12)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(m)(13)	Rule 12b-1 Plan of PathMaster Domestic Equity Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(15)	Rule 12b-1 Plan of EAS Genesis Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(16)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(17)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(18)

Rule 12b-1 Plan of Wayne Hummer Large Cap Core Fund, previously filed on May 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(19)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)

Rule 12b-1 Plan of Oxford Global Total Return Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(21)	Rule 12b-1 Plan of Wade Core Destination Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(22)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(23)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(24)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(25)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 73, and hereby incorporated by reference.

(m)(26)	Rule 12b-1 Plan of SouthernSun Mid Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(27)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(28)

Rule 12b-1 Plan of Incline Capital Long/Short Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(29)	Rule 12b-1 Plan of The Currency Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(30)

Rule 12b-1 Plan of Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(31)	Rule 12b-1 Plan of GMG Defensive Beta Fund filed herewith ..
(m)(32)	Rule 12b-1 Plan of Chariot Absolute Return Currency Fund filed herewith ..
(m)(33)	Rule 12b-1 Plan of BTS Bond Asset Allocation Fund filed herewith ..
(m)(34)	Rule 12b-1 Plan of Astor Long/Short Fund filed herewith ..
(m)(35)	Rule 12b-1 Plan of Rady Opportunistic Fund and Rady Contrarian Fund to be filed by amendment.
(m)(36)	Rule 12b-1 Plan of The Protected Equity Fund to be filed by amendment.
(m)(37)	Rule 12b-1 Plan of MutualHedge Global Macro Legends Fund to be filed by amendment.
(n)

Rule 18f-3 Plan, previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference. Amended Rule 18f-3 Plan previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.  Amended Rule 18f-3 Plan to add The Protected Equity Fund and MutualHedge Global Macro Legends Fund to be filed by amendment.

(p)(1)	Code of Ethics of Jacobs & Company was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement dated on April 15, 2005 is incorporated herein by reference.
(p)(2)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(3)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 27, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(4)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(5)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(6)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(7)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(8)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(9)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of Palantir Capital Management, Ltd. previously filed on May 11, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 11, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 11, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(13)	Code of Ethics of AlphaStream Portfolios, Inc., previously filed on October 2, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.
(p)(14)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(15)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(1 6 )

Code of Ethics of Wayne Hummer Asset Management Company, previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(1 7 )	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(1 8 )

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(19)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(2 0 )	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 17, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 53, and hereby incorporated by reference.
(p)(2 1 )

Code of Ethics of The Oxford Private Client Group, LLC, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(p)(2 2 )	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(2 3 )	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(2 4 )

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(2 5 )	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(2 6 )	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(2 7 )

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(2 8 ) (p)(29) (p)(3 0 ) (p)(3 1 ) (p)(3 2 )

Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference. .

(p)(3 3 ) (p)(3 4 ) (p)(3 5 )

Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(3 6 ) (p)(3 7 ) (p)(3 8 )

Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

Code of Ethics of Montebello Partners, LLC to be filed by amendment.

Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(p)(39) (p)(4 0 ) (p)(4 1 ) (p)(4 2 )

Code of Ethics of BTS Asset Management, LLC to be filed by amendment.

Code of Ethics of Astor Asset Management, LLC to be filed by amendment.

Code of Ethics of Rady Asset Management, LLC to be filed by amendment.

Code of Ethics of Lacerte Capital Advisors, LLC to be filed by amendment.

(p)(4 3 )	Code of Ethics of Barclays Capital Fund Services-Americas to be filed by amendment.
(p)(44)	Code of Ethics of Winans International Investment Management, Inc. to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Jacobs & Company, the Adviser to the Jacobs & Company Mutual Fund -- File No. 801 - 55883

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund -- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund -- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

Palantir Capital Management, Ltd., the Adviser to Palantir Fund -- File No. 801 - 63362

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund -- File No. 801 - 18151

Sherwood Advisors, LLC (D.B.A. Gratio Capital), the Adviser to Gratio Values Fund -- File No. 801 - 68764

AlphaStream Portfolios, Inc., the Adviser of AlphaStream Special Equity Fund -- File No. 801- 35169

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund – File No. 801- 68554

Wayne Hummer Asset Management Company, the Adviser of PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Genesis Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

EM Capital Management, LLC, the Adviser of the EM Capital India Gateway Fund – File No. 801 – 65860

The Oxford Private Client Group, LLC, the Adviser of the Oxford Global Total Return Fund – File No. 801- 64694

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Core Destination Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund – File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund – File No. 801-43455

Anchor Capital Management Group, LLC, Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. - 801-69345

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-70068.

Bandon Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-68367

Heritage Capital, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-70050.

Schreiner Capital Management, Inc., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-45366

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Incline Asset Management, LLC, the Adviser of the Incline Capital Long/Short Fund – File No. 801-69747

Sarasota Capital Partners, LLC, the Adviser of The Currency Fund – File No. 801-68409

Bull Path Capital Management, LLC, the Adviser of Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund – File No. 801- 65532

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

Chariot Advisors, LLC the Adviser of the Chariot Absolute Currency Fund – File No. 801-69623.

BTS Asset Management, Inc. the Adviser of the BTS Bond Asset Allocation Fund – File No.

801-14895.

Astor Asset Management, LLC the Adviser of the Astor Long/Short Fund – File No. 801-61526.

Rady Asset Management, LLC the Adviser of the Rady Opportunistic Fund and Rady Contrarian Fund – File No. to be filed by amendment.

Lacerte Capital Advisors, LLC the Adviser of The Protected Equity Fund – File No. 801-68358.

Winans International Investment Management Inc. the Adviser of the Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) – File No.801-43327.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), the principal underwriter to Jacobs & Company Mutual Fund, The Biondo Growth Fund,   Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) , Adaptive Allocation Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Autopilot Managed Growth Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, AlphaStream Special Equity Fund, Sierra Core Retirement Fund, EAS Genesis Fund, PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, KCM Macro Trends Fund, EM Capital India Gateway Fund, Generations Multi-Strategy Fund, MutualHedge Funds, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun Mid Cap Fund, Toews Hedged Emerging Markets Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund, CMG Absolute Return Strategies Fund, Incline Capital Long/Short Fund, The Currency Fund, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, GMG Defensive Beta Fund, Chariot Absolute Currency Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund , Rady Opportunistic Fund, Rady Contrarian Fund, The Protected Equity Fund and MutualHedge Global Macro Legends Fund also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Miller Investment Trust, the North Country Funds, Northern Lights Variable Trust, Ralph Parks Portfolios Trust, Roge Partners Funds and The Saratoga Advantage Trust.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to the Leader Short-Term Bond Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc..

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to the Jacobs & Company Mutual Fund, The Biondo Growth Fund, Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) , Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund and Pacific Financial Tactical Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, the AlphaStream Special Equity Fund, Sierra Core Retirement Fund, PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, EAS Genesis Fund, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun Mid Cap Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund and Incline Capital Long/Short Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank of California, National Association, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (UBOC), provides custodian services to the MutualHedge Funds, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Fund, Rady Contrarian Fund and The Protected Equity Fund pursuant to a Custody Agreement between UBOC and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund, The Currency Fund and Chariot Absolute Return Currency Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for the Jacobs & Company Mutual Fund, The Biondo Growth Fund,   Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Adaptive Allocation Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Autopilot Managed Growth Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, AlphaStream Special Equity Fund, Sierra Core Retirement Fund, EAS Genesis Fund , PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, KCM Macro Trends Fund, EM Capital India Gateway Fund, Generations Multi-Strategy Fund, MutualHedge Funds, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun Mid Cap Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund, CMG Absolute Return Strategies Fund, Incline Capital Long/Short Fund, The Currency Fund, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, Chariot Absolute Currency Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Fund, Rady Contrarian Fund, The Protected Equity Fund , Winans L/S History Fund and MutualHedge Global Macro Legends Fund maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for the Leader Short-Term Bond Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Jacobs & Company, located at 300 Summers Street, Suite 970, Charleston, West Virginia, 25301, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Jacobs & Company Mutual Fund.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

Palantir Capital Management, Ltd., located at 3355 West Alabama, Suite 1025, Houston, Texas 77098, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Palantir Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund.

Sherwood Advisors, LLC (D.B.A. Gratio Capital), located at 1 Liberty Plaza, 27th floor, New York, NY 10006 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund.

AlphaStream Portfolios, Inc., located at 2625 Cumberland Parkway, Suite 220, Atlanta, GA  30339 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to AlphaStream Special Equity Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund.

Wayne Hummer Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to PathMaster Domestic Equity Fund, Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Genesis Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

EM Capital Management, LLC, located at 920 Country Club Drive, Suite 1-E, Moraga, CA 94556, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EM Capital India Gateway Fund.

The Oxford Private Client Group, LLC, 1900 LaSalle Avenue N., Minneapolis, Minnesota pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Core Destination Fund.

SouthernSun Asset Management, Inc., 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Heritage Capital, LLC, 1 Bradley Road, Suite 202 Woodbridge CT 06525, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Schreiner Capital Management, Inc., 111 Summit Drive, Suite 100 Exton PA 19341, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Incline Asset Management, LLC, 4741 Caughlin Parkway, Suite 2, Reno, NV  89519, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Incline Capital Long/Short Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Fund.

Bull Path Capital Management, LLC, 150 East 57th Street, 31st Floor, New York, NY  10022, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Chariot Advisors, LLC located at 8010 Arco Corporate Drive, Suite 175, Raleigh, North Carolina 27617, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chariot Absolute Return Currency Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund.

Rady Asset Management, LLC located at 6001 La Jolla Scenic Drive South, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Opportunistic Fund and Rady Contrarian Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Protected Equity Fund.

Winans International Investment Management, Inc. located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) ..

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

The Arrow Alternative Solutions Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”).  The Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiary will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 6 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 13 th  day of August 2009.

                                                                NORTHERN LIGHTS FUND TRUST

                                      (Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	August 13, 2009
L. Merill Bryan*	Trustee	August 13, 2009
Gary Lanzen*	Trustee	August 13, 2009
Anthony Hertl*	Trustee	August 13, 2009
Mark Taylor*	Trustee	August 13, 2009
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	August 13, 2009
Kevin Wolf*	Treasurer and Principal Accounting Officer	August 13, 2009

By:                                     Date:

/s/ Emile R. Molineaux        August 13, 2009

Emile R. Molineaux

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund.	(d)(44)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund)

(d)(48)
Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC.	(h)(34)
Interim Expense Limitation Agreement between the Registrant, with respect to Winans Equity Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund)	(h)(38)
Rule 12b-1 Plan of GMG Defensive Beta Fund.	(m)(31)
Rule 12b-1 Plan of Chariot Absolute Return Currency Fund.	(m)(32)
Rule 12b-1 Plan of BTS Bond Asset Allocation Fund.	(m)(33)
Rule 12b-1 Plan of Astor Long/Short Fund.	(m)(34)